Exhibit 99

Southcoast Announces Record Earnings



MT. PLEASANT, S.C., April 8 / PRNewswire/ -- Southcoast Financial Corporation (NASDAQ: SOCB), announced that it had unaudited pre-tax income of $1,344,000, and unaudited net income of $889,000 or $.30 per basic share, for the quarter ended March 31, 2005. This compares to pre-tax income of $896,000, and net income of $617,000, or $0.21 per basic share for the quarter ended March 31, 2004. Chairman and Chief Executive Officer, L. Wayne Pearson said, "Southcoast Financial Corporation continues to increase earnings and expand its asset base. The increased profits are the result of the solid growth in our earning assets as we continue to experience significant growth in lending."

Total assets as of March 31, 2005 were $393.2 million compared to $292.8 million as of March 31, 2004, an increase of 34.4%. Loans, excluding loans held for sale, increased to $307.9 million, up 49.4% from $206.1 million as of March 31, 2004. Deposits, during the same period, grew 35.8% to $291.7 million. As of March 31, 2005, the ratio of nonperforming assets to total assets was 0.27% and the allowance for loan losses as a percentage of loans was 1.16%.

The Corporation currently has seven branches. A new branch is planned to open in the fourth quarter of 2005 on Dorchester Road in Dorchester County, South Carolina. In the first half of 2006 a third Mt. Pleasant branch is planned at the intersection of Highway 17N at Park West and South Morgans Point Road. "We expect to continue our branch expansion program over the next several years," Pearson noted.

Southcoast   Financial   Corporation  will  hold  its  2005  annual  meeting  of
shareholders at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on April 27, 2005, at 1:00 p.m.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on NASDAQ under the symbol SOCB. Information about the corporation is available on our web site, http://www.southcoastbank.com/ .

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.

   Contact: Robert M. Scott, Executive Vice President and Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                  (Dollars in thousands, except per share data)

                                           March 31      March 31    December 31
                                             2005          2004         2004
                                             ----          ----         ----
                                          (Unaudited)   (Unaudited)
Assets
Cash and due from banks ...............    $  4,860     $  4,992      $ 11,853
Federal Funds sold ....................      23,731       43,033         4,236
Investments ...........................      27,743       21,679        24,831
Loans held for sale ...................       9,809        3,090        12,009
Loans:
 Commercial ...........................     150,017      119,446       144,908
 Mortgage .............................     154,540       82,643       148,144
 Consumer .............................       3,353        4,009         3,559

  Total loans .........................     307,910      206,098       296,611
Less: Allowance for loan Losses .......       3,576        2,527         3,403

Net loans .............................     304,334      203,571       293,208
Fixed assets ..........................      16,840       11,828        14,844
Other assets ..........................       5,868        4,656         5,122

    Total Assets ......................    $393,185     $292,849      $366,103

Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing ..................    $ 36,385     $ 25,557      $ 27,955
 Interest bearing .....................     255,319      189,222       230,198

  Total deposits ......................     291,704      214,779       258,153
Other borrowings ......................      51,000       31,000        58,000
Trust Preferred debt ..................      11,345       11,345        11,345
Other liabilities .....................       1,745        1,490         2,034

   Total liabilities ..................     355,794      258,614       329,532

Shareholders' Equity
 Common Stock .........................      34,299       33,375        34,081
 Retained Earnings ....................       3,092          860         2,490

   Total shareholders' equity .........      37,391       34,235        36,571

   Total Liabilities and
    Shareholders' Equity ..............    $393,185     $292,849      $366,103

Book value per share ..................    $  12.41     $  11.55**    $  12.31**

Allowance for loan losses to Loans
 Ratio ................................        1.16%        1.23%         1.15%

  ** Adjusted for a 15% stock dividend in 2003 and a 10% dividend in 2004, and 2002.

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                 ( Dollars in thousands, except per share data)

                                                   December 31       December 31
                                                       2003              2002
                                                       ----              ----
Assets
Cash and due from banks ......................       $  5,550         $  5,490
Federal Funds sold ...........................         12,031           14,583
Investments ..................................         22,048            7,263
Loans held for sale ..........................            427            8,683
Loans:
 Commercial ..................................        113,621           78,793
 Mortgage ....................................         84,214           52,475
 Consumer ....................................          4,274            5,117

  Total loans ................................        202,109          136,385
Less: Allowance for loan Losses ..............          2,376            1,656

Net loans ....................................        199,733          134,729
Fixed assets .................................          9,412            8,055
Other assets .................................          4,015            2,711

    Total Assets .............................       $253,216         $181,514

Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing .........................       $ 19,646         $ 17,393
 Interest bearing ............................        146,567          115,262

  Total deposits .............................        166,213          132,655
Other borrowings .............................         41,100           23,500
Trust Preferred debt .........................         11,345           11,345
Other liabilities ............................          1,149            1,304

   Total liabilities .........................        219,807          168,804

Shareholders' Equity
 Common Stock ................................         33,298           12,330
 Retained Earnings ...........................            112              380

   Total shareholders' equity ................         33,410           12,710

   Total Liabilities and
    Shareholders' Equity .....................       $253,217         $181,514

Book value per share .........................       $  11.33**       $   8.32**

Allowance for loan losses to Loans
 Ratio .......................................           1.18%            1.21%

  ** Adjusted for a 15% stock dividend in 2003 and a 10% dividend in 2004, and 2002.

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                            Three Months Ended
                                                        March 31,      March 31,
                                                          2005           2004
                                                          ----           ----
                                                      (Unaudited)    (Unaudited)
Interest Income
 Interest and fees on loans ..................       $    4,853       $    3,317

 Interest on investments .....................              281              184
 Interest on Fed funds sold ..................              116               21

  Total interest income ......................            5,250            3,522

Interest expense .............................            2,103            1,186

  Net interest income ........................            3,147            2,335
Provision for loan losses ....................              171              150

  Net interest after provision ...............            2,976            2,185

Other noninterest income .....................              466              315

  Total operating income .....................            3,442            2,500

Noninterest expense
 Salaries and benefits .......................            1,256              976
 Occupancy and equipment .....................              343              282
 Other expenses ..............................              499              346

  Total noninterest expense ..................            2,098            1,604

Income before taxes ..........................            1,344              896

Income tax expense ...........................              455              279

Net income ...................................       $      889       $      617

Basic net income per common share ............       $     0.30       $     0.21

Diluted net income per common share ..........       $     0.30       $     0.21

Average number of common shares
  Basic ......................................        2,987,274        2,956,802
  Diluted ....................................        3,010,193        2,990,877

  SELECTED FINANCIAL DATA

                                                    Quarter           Quarter
                                                     ended             ended
                                                  March 2005        March 2004
                                                  ----------        ----------
INCOME STATEMENT DATA
   Net interest income ...................      $  3,146,790       $  2,335,460
   Provision for loan losses .............           171,255            150,000
   Other operating income ................           465,883            314,591
   Other operating expenses ..............         2,097,341          1,603,951
   Net income ............................           888,640            617,381

PER SHARE DATA
 Net income per share
    Basis ................................      $       0.30       $       0.21
    Diluted ..............................      $       0.30       $       0.21

BALANCE SHEET DATA
  Total Assets ...........................      $393,184,760       $292,848,865
  Total Deposits .........................       291,704,068        214,778,868
  Total loans (net) ......................       304,334,496        203,571,116
  Investment securities ..................        23,731,000         19,739,034
  Total earning assets ...................       369,193,408        274,491,823
  FHLB borrowings ........................        51,000,000         31,000,000
  Junior Subordinated debt ...............        11,345,000         11,345,000
  Shareholders' equity ...................        37,391,332         34,235,251

  Average shares
    Basic ................................         2,987,274          2,956,802
    Diluted ..............................         3,010,193          2,990,877


  Return on assets .......................              0.93%              0.97%
  Return on equity .......................              9.68%              7.27%
  Equity to asset ratio ..................              9.62%             13.29%
  Non-performing assets to assets ........              0.27%              0.27%
  Reserve to loans .......................              1.16%              1.23%
  Interest margin ........................              3.53%              3.91%

  Employees ..............................                80                 73
  # of accounts ..........................             9,619              8,606
  # of offices opened ....................                 7                  6
  # of offices under construction ........                 1                  1
  # of office sites purchased ............                 1                  2
  ATM stand alone ........................                 1                  1

  SELECTED FINANCIAL DATA

                                         Year            Year           Year
                                        ended           ended          ended
                                      Dec. 2004       Dec. 2003      Dec. 2002
                                      ---------       ---------      ---------
INCOME STATEMENT DATA
   Net interest income .........   $ 10,691,865    $  7,858,277    $  5,458,216
   Provision for loan losses ...      1,146,495         735,000         479,930
   Other operating income ......      2,699,939       1,711,339       1,767,292
   Other operating expenses ....      7,965,631       6,171,196       4,865,978
   Net income ..................      2,981,721       1,704,243       1,146,700

PER SHARE DATA
 Net income per share
    Basis ......................   $       1.01    $       0.92    $       0.69
    Diluted ....................   $       0.99    $       0.90    $       0.66

BALANCE SHEET DATA
  Total Assets .................   $366,103,123    $253,217,102    $181,168,717
  Total Deposits ...............    258,153,283     166,212,407     132,655,418
  Total loans (net) ............    293,206,968     199,732,196     134,729,227
  Investment securities ........     21,738,335      19,993,359       5,948,452
  Total earning assets .........    344,482,090     238,009,039     168,224,763
  FHLB borrowings ..............     58,000,000      41,100,000      23,500,000
  Junior Subordinated debt .....     11,345,000      11,345,000      11,345,000
  Shareholders' equity .........     36,570,749      33,410,411      12,709,452

  Average shares
    Basic ......................      2,964,068       1,856,527       1,670,338
    Diluted ....................      3,006,295       1,900,633       1,737,511


  Return on assets .............           0.98%           0.79%           0.78%
  Return on equity .............           8.56%          10.56%           9.45%
  Equity to asset ratio ........          11.49%           7.61%           8.29%
  Non-performing assets to
   assets ......................           0.27%           0.04%           0.06%
  Reserve to loans .............           1.18%           1.18%           1.21%
  Interest margin ..............           3.78%           3.89%           4.02%

  Employees ....................             77              68              61
  # of accounts ................          9,391           7,814           6,899
  # of offices opened ..........              7               5               5
  # of offices under
   construction ................              0               2               0
  # of office sites purchased ..              2               1               2
  ATM stand alone ..............              1               0               0

  SELECTED FINANCIAL DATA

                                                       Year               Year
                                                      ended              ended
                                                    Dec. 2001          Dec. 2000
                                                    ---------          ---------
INCOME STATEMENT DATA
   Net interest income ...................      $  4,235,639       $  2,977,809
   Provision for loan losses .............           321,000            120,000
   Other operating income ................         1,137,382            647,713
   Other operating expenses ..............         4,043,009          3,187,058
   Net income ............................           646,417            210,351

PER SHARE DATA
 Net income per share
    Basis ................................      $       0.44       $       0.14
    Diluted ..............................      $       0.43       $       0.13

BALANCE SHEET DATA
  Total Assets ...........................      $124,308,920       $ 92,128,331
  Total Deposits .........................        81,855,707         66,171,596
  Total loans (net) ......................        95,737,280         73,877,764
  Investment securities ..................         6,793,358          4,213,773
  Total earning assets ...................       113,323,244        113,323,244
  FHLB borrowings ........................        30,400,000         16,225,000
  Junior Subordinated debt ...............                 0                  0
  Shareholders' equity ...................        11,549,492          9,152,566

  Average shares
    Basic ................................         1,473,560          1,502,507
    Diluted ..............................         1,520,393          1,618,085


  Return on assets .......................              0.59%              0.28%
  Return on equity .......................              6.69%              2.20%
  Equity to asset ratio ..................              8.85%              9.56%
  Non-performing assets to assets ........              0.07%              1.02%
  Reserve to loans .......................              1.25%              1.90%
  Interest margin ........................              4.21%              4.47%

  Employees ..............................                50                 37
  # of accounts ..........................             4,975              4,009
  # of offices opened ....................                 4                  3
  # of offices under construction ........                 1                  1
  # of office sites purchased ............                 1                  0
  ATM stand alone ........................                 0                  0

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